UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

July 28, 2021

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2021, the Board of Directors (the “Board”) of Sharing Services Global Corporation, a Nevada corporation (the “Company”) appointed: (a) Heng Fai Ambrose Chan as Chairman of the Board, and (b) John “JT” Thatch as Vice Chairman of the Board.

Mr. Chan was first appointed to fill a vacancy on the Board in April 2020. Mr. Thatch was first elected to the Board at the Annual Meeting of Shareholders in 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 28, 2021, the Company held its Annual Meeting of Shareholders. As of the close of business on June 30, 2021, the record date for the Annual Meeting, 195,430,769 shares of the Company’s stock were outstanding and entitled to vote.

At the meeting, the Company’s Shareholders (consisting of holders of the Company’s Class A Common Stock, Series A Convertible Preferred Stock, and Series C Convertible Preferred Stock): (i) ratified the Second Amended and Restated Articles of Incorporation of the Company which was previously approved by the Board of Directors, and (ii) ratified the appointment by the Board of Directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022.

No other matters were proposed or voted on at the meeting.

The following table shows the vote tabulation for each of the matters voted upon by the shareholders and includes the holders of the Company’s Class A Common Stock, Series A Convertible Preferred Stock, and Series C Convertible Preferred Stock:

Matter	All Votes Cast For	All Votes Cast Against/Withheld	Abstentions	Broker Non-votes
1 – Ratification of the Second Amended and Restated Articles of Incorporation of Sharing Services Global Corporation	167,120,120	1,008,065	7,950	-0-
2 - Ratification of the Appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as our Independent Registered Public Accounting Firm	168,126,635	2,000	7,500	-0-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John “JT” Thatch
	Name:	John “JT” Thatch
	Title:	President, Chief Executive Officer, and Interim Chairman of the Board of Directors

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